Rule 497(e)


                       FIRST TRUST EXCHANGE-TRADED FUND II

             First Trust Dow Jones Global Select Dividend Index Fund
                                  (the "Fund")

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 20, 2007,

                             DATED NOVEMBER 6, 2008


         The acquisition of the American Stock Exchange LLC ("Amex") by NYSE Euronext was completed on October 1, 2008 (the "Acquisition"). Prior to the Acquisition, the securities of the Fund were listed and traded on Amex. The Fund has completed the requirements to transfer the listing of its securities from Amex to NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext, and the Fund's securities are listed and have begun trading on NYSE Arca effective November 6, 2008.

         No assurance can be given as to the continued listing for the life of the securities of the Fund or the liquidity of the trading market for such securities.

        This supplement supercedes the supplement dated October 6, 2008.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE